EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
of HumaScan Inc.

We consent to the use of our report incorporated herein by reference.


                                                    /s/ KPMG Peat Marwick LLP


Short Hills, New Jersey
November 17, 1997



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